UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2008

Black Gaming, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-123179	20-8160036
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10777 W Twain Ave, Las Vegas, Nevada	89135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 318-6888

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On June 20, 2008, Black Gaming, LLC’s direct and indirect wholly owned subsidiaries, Virgin River Casino Corporation, RBG, LLC, B & B B, Inc., Casablanca Resorts, LLC, Oasis Interval Ownership, LLC, Oasis Interval Management, LLC, and Oasis Recreational Properties, LLC (collectively, the “Company”) entered into a Second Amendment to Credit Agreement (the “Second Amendment”) with Wells Fargo Foothill, Inc. (“Wells Fargo”). The Second Amendment amends certain terms of the Credit Agreement dated December 20, 2004, as amended by the Joinder Agreement and Amendment dated as of December 31, 2006 and the First Amendment to Credit Agreement dated as of October 26, 2007 (collectively, the “Credit Agreement”) by and between the Company and Wells Fargo.

The Second Amendment extends the Maturity Date of the Credit Agreement from December 21, 2008 to June 30, 2011. The Second Amendment also reduces the Company’s allowable Capital Expenditures from $19,000,000 to $8,000,000 in fiscal year 2008 and sets the Company’s allowable Capital Expenditures at $8,000,000 in fiscal years 2009, 2010 and 2011. The Second Amendment also modifies the definition of “EBITDA.”

As Exhibit A of the Second Amendment, Black Gaming, LLC and its indirect wholly owned subsidiary, R. Black, Inc., executed a Reaffirmation and Consent whereby they consented to the Second Amendment and any previous amendment or waiver granted with respect to the Credit Agreement and acknowledged their obligations to Wells Fargo under any Loan Documents, as defined in the Credit Agreement, to which they are a party.

Except as modified by the Second Amendment, the terms of the Credit Agreement and the other Loan Documents remain in full force and effect in accordance with their respective terms

The foregoing summary of the Second Amendment is qualified in its entirety by reference to the complete text of the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Name
Exhibit 10.1
Second Amendment to Credit Agreement dated June 20, 2008, by and among Virgin River Casino Corporation, RBG, LLC, B & B B, Inc., certain subsidiaries, Wells Fargo Foothill, Inc. as the arranger and administrative agent and the other lending parties thereto, and Exhibit A thereto, Reaffirmation and Consent executed by Black Gaming, LLC and R. Black, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Gaming, LLC

Date: June 23, 2008
	By:	/s/ Sean P. McKay

Sean P. McKay
	Its:	Chief Accounting Officer

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EXHIBIT INDEX

Exhibit	Name
Exhibit 10.1
Second Amendment to Credit Agreement dated June 20, 2008, by and among Virgin River Casino Corporation, RBG, LLC, B & B B, Inc., certain subsidiaries, Wells Fargo Foothill, Inc. as the arranger and administrative agent and the other lending parties thereto, and Exhibit A thereto, Reaffirmation and Consent executed by Black Gaming, LLC and R. Black, Inc.

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